UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2005

Freescale Semiconductor, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6501 William Cannon Drive West, Austin, Texas		78735
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512.895.2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 24, 2005, the Compensation and Leadership Committee of the Board of Directors of Freescale Semiconductor, Inc. (the "Company") approved the Freescale Semiconductor, Inc. Management Deferred Compensation Plan (the "Plan"). The Plan is a nonqualified plan allowing eligible employees, including executive officers, to elect to defer compensation earned in any year to a future date. The Plan was designed to comply with certain requirements of the Internal Revenue Code of 1986, as amended, including Section 409A, enacted as part of the American Jobs Creation Act of 2004.

The election to defer compensation under the Plan must be made in the manner prescribed by the committee appointed to administer the Plan (the "Committee") . In general, the election must be made prior to the beginning of the calendar year in which such compensation would otherwise be earned (except that new employees must make the election within thirty (30) days of their date of hire and, for compensation earned in 2005, all employees must make the deferral election within thirty (30) days of the effective date of the Plan and only then with respect to compensation earned subsequent to such deferral election).

The Committee will select investment funds in which the participants’ deferrals will be deemed to be invested. Each participant in the Plan must designate in which of the investment funds his or her deferrals will be deemed to be invested for purposes of determining the amount of the earnings or losses to be credited or debited to the participant’s deferral account. A participant may change investment designations by filing a new election with the Committee. The Plan provides that the Company will cause a trust to be funded each year with an amount equal to the amount deferred under the Plan by each participant. Neither the participants nor their beneficiaries will have any preferred claim on, or any beneficial ownership in, any assets of the trust prior to the time such assets are paid to the participants or beneficiaries, as benefits and all rights created under the Plan and the trust are to be unsecured contractual rights of participants and beneficiaries against the Company. Any assets held in the trust will be subject to the claims of the Company’s general creditors under federal, state or foreign law in the event of insolvency as defined in the trust.

Amounts deferred under the Plan will be distributed in cash at the time selected by the participant and as designated on the participant’s deferral form. Notwithstanding a participant’s deferral election, a participant will receive distribution of his or her deferral account if the participant becomes disabled (as defined in the Plan) and upon the participant’s death. The Board of Directors of the Company or the Committee may alter the timing or manner of payment of any compensation deferred under the Plan in the event of an unforeseeable emergency (as defined in the Plan).

The Board of Directors, the Compensation and Leadership Committee of the Board of Directors or the Committee may amend, modify, suspend or terminate, to the extent permitted by law, the Plan in whole or in part, except that no such amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a participant’s deferral accounts.

The Plan is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

Freescale Semiconductor, Inc. announced today that it has scheduled its 2005 annual meeting of stockholders for April 29, 2005. Details regarding the annual meeting, including the time, location and the business to be conducted, will be distributed to holders of record of Freescale’s common stock as of the close of business on March 1, 2005.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in Freescale’s proxy statement for the 2005 annual meeting. Any such stockholder proposal must be submitted, along with proof of ownership of Freescale’s common stock in accordance with Rule 14a-8(b)(2), to Freescale’s principal executive offices, care of the Corporate Secretary, via e-mail at john.torres@freescale.com, by fax to (512) 996-6853 or mailed to Corporate Secretary, Freescale Semiconductor, Inc., 7700 West Parmer Lane, Austin, Texas 78729. Failure to deliver a proposal by one of these means may result in it not being deemed timely received. We must receive all submissions no later than February 9, 2005. Proposals must comply with the Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Submitting a proposal does not guarantee that it will be included in Freescale’s proxy statement.

Alternatively, under Freescale’s bylaws, if a stockholder does not wish to submit a proposal for inclusion in Freescale’s proxy statement for the 2005 annual meeting under Rule 14a-8, or intends to nominate a person as a candidate for election to Freescale’s board of directors, the stockholder may submit a proposal or nomination no later than the 45th day nor earlier than the 75th day prior to the anniversary of the preceding year’s annual meeting, unless the date of the annual meeting is advanced or delayed (other than as a result of an adjournment) by more than 30 days from that anniversary date. While Freescale did not hold an annual meeting of stockholders in 2004, under its bylaws, the "anniversary date" for this purpose is deemed to be May 1, 2005. Accordingly, for the 2005 annual meeting, stockholders must submit the proposal or nomination no earlier than the close of business on February 15, 2005 and no later than the close of business on March 17, 2005. If the date of the 2005 annual meeting is subsequently advanced or delayed (other than as a result of an adjournment) by more than 30 days from May 1, 2005, stockholders must submit any proposal or nomination no earlier than the 75th day prior to the new date of the 2005 annual meeting and no later than the close of business on the later of the 45th day prior to the new date of the 2005 annual meeting or the 10th days following the day on which public announcement of the new date of the 2005 annual meeting is first made. The stockholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of Freescale common stock. Freescale will not entertain any proposals or nominations at the 2005 annual meeting that do not meet these requirements, all of which are described in Section 2.8(a)(2) of Freescale’s bylaws filed as Exhibit 99.2 to Freescale’s Registration Statement on Form 8-A, dated July 9, 2004. If the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the persons named as proxies on proxy cards solicited by Freescale may exercise discretionary voting authority to vote those shares in accordance with their best judgment on any such stockholder proposal or nomination. To make a submission, stockholders should contact our Corporate Secretary via e-mail at john.torres@freescale.com, by fax to (512) 996-6853 or by mail to Corporate Secretary, Freescale Semiconductor, Inc., 7700 West Parmer Lane, Austin, Texas 78729.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freescale Semiconductor, Inc.

January 25, 2005	By:	/s/ John D. Torres

Name: John D. Torres
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Freescale Semiconductor, Inc. Management Deferred Compensation Plan